                               FOURTH AMENDMENT TO
                   SECOND AMENDED AND RESTATED LOAN AGREEMENT



         THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") is executed as of August 11, 2000, by and among MONARCH DENTAL CORPORATION, a Delaware corporation ("Borrower"), BANK OF AMERICA, N.A., a national banking association ("Administrative Agent"), as administrative agent, and the entities from time to time designated as "Lenders" under the Loan Agreement (herein defined) ("Lenders"), and is consented to by the GUARANTORS listed on the signature pages attached hereto.


                                   WITNESSETH:


         WHEREAS, Borrower, Administrative Agent and Lenders entered into that certain Second Amended and Restated Loan Agreement, dated as of June 30, 1999, pursuant to which Lenders agreed to make the Credit Facility (as therein defined) available to Borrower (as heretofore or hereafter amended, the "Loan Agreement")(each capitalized term used but not otherwise defined herein shall have the same meaning given to it in the Loan Agreement); and

         WHEREAS, Borrower, Administrative Agent and Lenders amended the Loan Agreement pursuant to that certain Third Amendment to Second Amended and Restated Loan Agreement dated as of June 30, 2000 (the "Third Amendment") which
(i) extended the deadline for Borrower to raise the Required Institutional Debt and (ii) permitted the sale of all of the outstanding capital stock of Borrower to the Proposed Purchaser identified therein; and

         WHEREAS, the Third Amendment provided that if negotiations failed with the Proposed Purchaser, Borrower had a period of thirty (30) days to present a substitute proposed purchaser, as more particularly set forth therein; and

         WHEREAS, Borrower identified Dental Acquisition Corporation as a substitute Proposed Purchaser (herein referred to as the "Proposed Purchaser" and the proposed transaction with such Proposed Purchaser being referred to herein as the "Proposed Sale") on July 11, 2000 as contemplated by the Third Amendment and has requested that the above-referenced thirty (30) day period, and certain other delivery requirements contained in the Third Amendment, be extended; and

         WHEREAS, subject to the terms and conditions contained herein, Administrative Agent and the Lenders have agreed to such request.



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         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Administrative Agent and Lenders hereby covenant and agree as follows:

                             ARTICLE I - AMENDMENTS

         Section 1.1. Corporate Restructure. Section 8.1(m) of the Loan Agreement is hereby replaced with the following:

                  (m) The failure of Borrower to provide to Administrative Agent and the Lenders the following items and information by the date indicated, which deliveries shall be in form and substance acceptable to Required Lenders in their sole discretion:


                 Item to be delivered                                                           Delivery Date
                 --------------------                                                           -------------
         A definitive signed merger agreement for the Proposed Sale                             September 1, 2000

         Binding commitments from financing sources, and on terms, acceptable to
         Required Lenders for the Proposed Purchaser to obtain financing
         sufficient to repay the Credit Facilities and the Short Term Loan at                   September 1, 2000
         the closing of the Proposed Sale

         Evidence satisfactory to Required Lenders that Borrower has filed a
         preliminary proxy statement with the Securities Exchange Commission                    October 31, 2000
         relating to the Proposed Sale, and that the Securities Exchange
         Commission has no further comments on such proxy and that Borrower

         Evidence satisfactory to Required Lenders that Borrower has filed the
         final proxy statement with the Securities Exchange Commission and                      November 7, 2000
         mailed such proxy statement to its shareholders of record

         Evidence satisfactory to Required Lenders that the Proposed Sale was approved by requisite vote of Borrower's shareholders and that the
         Proposed Sale has been consummated                                                     December 15, 2000


         If the Proposed Sale is terminated for any reason prior to September 1, 2000, Borrower shall have until September 1, 2000, to present to the Lenders a proposal to refinance the Credit Facility and the Short Term Loan acceptable to the Lenders. In the event that Borrower has delivered a definitive signed merger agreement for the Proposed Sale, but



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         prior to October 1, 2000, such merger agreement is terminated or the
         Proposed Purchaser defaults under such merger agreement, Borrower shall have a period of 30 days to present either (i) an alternative refinancing structure or (ii) a firm commitment from a substitute proposed purchaser (and financing sources) both acceptable to the Lenders in their sole discretion. If Required Lenders consent, in their sole discretion, to a new sales transaction, then upon written approval of a new proposed purchaser by Required Lenders, the defined term "Proposed Purchaser" herein shall be deemed to refer to such new proposed purchaser for all purposes. The failure of Borrower to comply with the foregoing agreements, including, without limitation, obtaining Lenders' approval if and when required, shall constitute a Default hereunder.

                           ARTICLE II - MISCELLANEOUS

         Section 2.1. Closing. The closing (the "Closing") of the transactions contemplated by this Amendment shall occur on and as of the date that all conditions hereto contained in Section 2.2 of this Amendment have been satisfied (the "Modification Closing Date").

         Section 2.2. Conditions to the Closing. As conditions precedent to the Closing, Borrower, each Guarantor and Required Lenders shall have executed and delivered this Amendment.

         Section 2.3. Continuing Effect. Except as modified and amended hereby, the Loan Agreement and other Loan Documents are and shall remain in full force and effect in accordance with their terms.

         Section 2.4. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and the Lenders that (i) except as has been disclosed by Borrower to Administrative Agent in writing, all representations and warranties made by Borrower in the Loan Agreement as of the date thereof are true and correct as of the date hereof, as if such representations and warranties were recited herein in their entirety and (ii) Borrower is not in default of any covenant or agreement contained in the Loan Agreement.

         Section 2.5. Payment of Expenses. Borrower agrees to pay to Administrative Agent the reasonable attorneys' fees and expenses of Administrative Agent's counsel and other expenses incurred by Administrative Agent in connection with this Amendment.

         Section 2.6. Binding Agreement. This Amendment shall be binding upon, and shall inure to the benefit of, the parties' respective representatives, successors and assigns.

         Section 2.7. Ratification. Except as otherwise expressly modified by this Amendment, all terms and provisions of the Loan Agreement, the Notes and the other Loan Documents, shall remain unchanged and hereby are ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.



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         Section 2.8. No Defenses. Borrower and each Guarantor, by its execution of this Amendment, hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Administrative Agent or any Lender arising out of the Credit Facility, the modification of the Credit Facility, any documents mentioned herein or otherwise; and, to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower and each Guarantor.

         Section 2.9. Further Assurances. The parties hereto shall execute such other documents as may be necessary or as may be required, in the opinion of counsel to Administrative Agent, to effect the transactions contemplated hereby and the liens and/or security interests of all other collateral instruments, as modified by this Amendment. Borrower also agrees to provide to Administrative Agent such other documents and instruments as Lenders reasonably may request in connection with the modification of the Credit Facility effected hereby.

         Section 2.10. Usury Savings Clause. Notwithstanding anything to the contrary in this Amendment, the Notes or any other Loan Document, or in any other agreement entered into in connection with the Notes or securing the indebtedness evidenced by the Notes, whether now existing or hereafter arising and whether written or oral, it is agreed that the aggregate of all interest and other charges constituting interest, or adjudicated as constituting interest, and contracted for, chargeable or receivable under the Notes or otherwise in connection with the Notes shall under no circumstances exceed the maximum rate of interest permitted by applicable law. In the event the maturity of the Notes is accelerated by reason of an election by any of the holders thereof resulting from a default thereunder or under any other document executed as security therefor or in connection therewith, or by voluntary prepayment by the maker, or otherwise, then earned interest may never include more than the maximum rate of interest permitted by applicable law. If from any circumstance any holder of any of the Notes shall ever receive interest or any other charges constituting interest, or adjudicated as constituting interest, the amount, if any, which would exceed the maximum rate of interest permitted by applicable law shall be applied to the reduction of the principal amount owing on such Notes or on account of any other principal indebtedness of the maker to the holders of such Notes, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal thereof and such other indebtedness, the amount of such excessive interest that exceeds the unpaid balance of principal thereof and such other indebtedness shall be refunded to the maker. All sums paid or agreed to be paid to the holders of the Notes for the use, forbearance or detention of the indebtedness of the maker to the holders of such Notes shall be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full for the purpose of determining the actual rate on such indebtedness is uniform throughout the term thereof.

         The terms "maximum amount" or "maximum rate" as used in this Amendment or the Notes, or in any other agreement entered into in connection with the Notes or securing the indebtedness evidenced by the Notes, whether now existing or hereafter arising and whether



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written or oral, include, as to Chapter 303 of the Texas Finance Code (and as same may be incorporated by reference in other statutes of the State of Texas), but otherwise without limitation, that rate based upon the "weekly ceiling"; provided, however, that this designation shall not preclude the rate of interest contracted for, charged or received in connection with the Credit Facility from being governed by, or construed in accordance with, any other state or federal law, including but not limited to, Public Law 96-221.

         Section 2.11. Non-Waiver of Events of Default. Neither this Amendment nor any other document executed in connection herewith constitutes or shall be deemed (a) a waiver of, or consent by Administrative Agent or any Lender to, any default or event of default which may exist or hereafter occur under any of the Loan Documents, (b) a waiver by Administrative Agent or any Lender of any of Borrower's obligations under the Loan Documents, or (c) a waiver by Administrative Agent or any Lender of any rights, offsets, claims, or other causes of action that any Lender may have against Borrower.

         Section 2.12. Enforceability. In the event the enforceability or validity of any portion of this Amendment, the Loan Agreement, the Notes, or any of the other Loan Documents is challenged or questioned, such provision shall be construed in accordance with, and shall be governed by, whichever applicable federal or Texas law would uphold or would enforce such challenged or questioned provision.

         Section 2.13. Counterparts. This Amendment may be executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument, it being understood and agreed that the signature pages may be detached from one or more of such counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

         Section 2.14. Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF TEXAS.

         Section 2.15. Entire Agreement. This Amendment and the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof. This Amendment and the other Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments, executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

         Section 2.16. Partial Execution. This Amendment shall be effective for all purposes upon execution by Borrower, Guarantors, and Required Lenders (as defined in the Loan




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Agreement). If a particular provision of this Amendment is of the nature described in subsection (b) of the definition of Required Lenders (a "Material Change"), then that provision shall only be effective upon execution of all of the Lenders, but the failure of all of the Lenders to so execute this Amendment shall not affect the effectiveness of those portions of this Amendment which do not constitute a Material Change.
         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER HEREIN CONTAINED AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, this Amendment is executed effective as of the date first written above.

                                BORROWER:

                                MONARCH DENTAL CORPORATION,
                                a Delaware corporation


                                By:
                                Name:
                                Title:


                                ADMINISTRATIVE AGENT:

                                BANK OF AMERICA, N.A., a national banking association, as Administrative Agent


                                By:
                                Name:
                                Title:


                                LENDERS:

                                BANK OF AMERICA, N.A., a national banking association,



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


                                By:
                                Name:
                                Title:


                                FLEET NATIONAL BANK,
                                a national banking association


                                By:
                                Name:
                                Title:


                                COOPERATIEVE CENTRALE RAIFFEISEN-
                                BOERENLEENBANK B.A., "Rabobank Nederland",
                                New York Branch


                                By:
                                Name:
                                Title:


                                By:
                                Name:
                                Title:



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         CONSENT OF GUARANTORS


Each Guarantor hereby (a) acknowledges its consent to this Agreement and the changes to the Credit Facility effected hereby, (b) ratifies and confirms all terms and provisions of its respective Guaranty and the security instruments relating to the Collateral , (c) agrees that such Guaranty and security instruments are and shall remain in full force and effect, (d) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by such Guaranty or security instruments, (e) reaffirms all agreements and obligations under such Guaranty and such security instruments with respect to the Credit Facility, the Notes, this Agreement and all other documents, instruments or agreements governing, securing or pertaining to the Credit Facility, as the same may be modified by this Agreement, (f) and acknowledges that the Obligations described in this Agreement are the guaranteed obligations under such Guaranty and are the obligations secured by such security instruments and (g) represents and warrants that all requisite corporate or partnership action necessary for it to execute this Agreement has been taken.

     EXECUTED as of the 11th day of August, 2000.

                                           GUARANTORS:

                                           Managed Dental Care Centers, Inc.,
                                           a Texas corporation
                                           Monarch Dental Associates (Arkansas),
                                           Inc., an Arkansas corporation
                                           (f/k/a United Dental Care, Inc.)
                                           Dental Care One (Monarch), Inc.,
                                           an Ohio corporation
                                           Midwest Dental Management, Inc.,
                                           a Wisconsin corporation
                                           Dental Centers of Indiana (Monarch),
                                           Inc., an Indiana corporation;
                                           Midwest Dental Care, Mondovi, Inc.,
                                           a Wisconsin corporation;
                                           Midwest Dental Care, Sheboygan, Inc.,
                                           a Wisconsin corporation;
                                           Monarch Dental Management, Inc.,
                                           a Texas corporation;
                                           Three Peaks Dental Management, Inc.,
                                           a Colorado corporation;
                                           Monarch Dental Associates (Utah),
                                           Inc., a Utah corporation


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                           MacGregor Dental Associates, L.P.,
                                           a Texas limited partnership

                                           By:    Monarch Dental Management,
                                                  Inc., a Texas corporation,
                                                  its general partner

                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------



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                                           Monarch Dental Associates, L.P.,
                                           a Texas limited partnership

                                           By:    Monarch Dental Management,
                                                  Inc., a Texas corporation,
                                                  its general partner



                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                           Monarch Dental (Press) Associates,
                                           L.P., a Texas limited partnership

                                           By:    Monarch Dental Management,
                                                  Inc., a Texas corporation,
                                                  its general partner



                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                           Monarch Dental Associates
                                           (Midland/Odessa), L.P., a Texas
                                           limited partnership

                                           By:    Monarch Dental
                                                  Management, Inc., a Texas
                                                  corporation, its general
                                                  partner


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                           Monarch Dental Associates (Abilene),
                                           L.P., a Texas limited partnership

                                           By:    Monarch Dental Inc., a
                                                  Texas corporation, its
                                                  general partner


                                                  By:
                                                  Name:
                                                       ------------------------
                                                  Title:
                                                        -----------------------


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                                           Monarch Dental Associates (Arizona),
                                           L.L.C., an Arizona limited liability
                                           company

                                           By:    Monarch Dental Associates
                                                  (Utah), Inc., a Utah
                                                  corporation, its manager


                                                  By:
                                                  Name:
                                                       ------------------------
                                                  Title:
                                                        -----------------------

                                           Partners Dental Corporation, a
                                           Delaware corporation


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                           Valley Forge Dental Associates, Inc.,
                                           a Delaware corporation


                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:


                                           VFD of Pennsylvania, Inc.,
                                           a Delaware corporation


                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:


                                           Horizon Group International, Inc.,
                                           an Ohio corporation


                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:



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                                           Precise Dental Lab, Inc.,
                                           an Ohio corporation

                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:


                                           VFD of Georgia, Inc.,
                                           a Delaware corporation


                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:


                                           VFD of Pittsburgh, Inc.,
                                           a Pennsylvania corporation


                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:


                                           Pro Dent, Inc.,
                                           a Pennsylvania corporation


                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:


                                           VFD Realty, Inc.,
                                           a Delaware corporation

                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:



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